JULIUS BAER INVESTMENT
                                      FUNDS

                         Julius Baer Global Income Fund
                     Julius Baer International Equity Fund

                    SUPPLEMENT DATED DECEMBER 8, 2000 TO THE
          STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2000
              THIS SUPPLEMENT SUPERSEDES ALL PREVIOUS SUPPLEMENTS

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FOR THE JULIUS BAER INTERNATIONAL EQUITY FUND AND THE JULIUS BAER GLOBAL INCOME
FUND

INFORMATION REGARDING A CHANGE IN THE INVESTMENT ADVISER TO THE FUNDS

At a shareholder meeting of the Julius Baer Investment Funds held on December 6, 2000, shareholders of each Fund approved new investment advisory agreements between their Fund and Julius Baer Investment Management Inc. ("JBIMI"), located at 330 Madison Avenue, New York, New York 10017. The new investment advisory agreements will become effective on January 1, 2001. Until that time, each Fund will continue to be managed by Bank Julius Baer & Co., Ltd., New York Branch ("BJB-NY"), located at 330 Madison Avenue, New York, NY 10017. The personnel providing research and rendering investment advice to each Fund will be transferred as a business unit from BJB-NY to JBIMI so that there will be no material changes in the advisory personnel who manage the Funds. Also, the terms of the new advisory agreements between each of the Funds and JBIMI are substantially identical to the terms of the advisory agreements with BJB-NY, except for different effective and termination dates. Specifically, the new advisory agreements approved by shareholders on December 6, 2000 did not result in a change in advisory fees paid by the Funds. Prior to July 1, 1998, JBIMI served as the investment adviser to the Global Income Fund.

JBIMI is a registered investment adviser and a majority owned subsidiary of Julius Baer Securities Inc. ("JBS"). JBS, located at 330 Madison Avenue, New York, NY, 10017, is a wholly owned subsidiary of Julius Baer Holding Ltd. of Zurich, Switzerland. As of August 31, 2000, JBIMI had assets under management of approximately $5.7 billion.

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IN THE  STATEMENT OF  ADDITIONAL  INFORMATION,  THE FIRST  PARAGRAPH OF SECTION
"ADDITIONAL  INFORMATION  CONCERNING  EXCHANGE  PRIVILEGE" IS REPLACED WITH THE
FOLLOWING:

Shares of one Fund may be exchanged for the same class of Shares of the other Fund to the extent such Shares are offered for sale in the shareholder's state of residence. Shareholders may exchange their Shares on the basis of relative net asset value at the time of exchange. No exchange fee is charged for this privilege, provided that the registration remains identical. However, a redemption fee of 2.00% of the amount exchanged will apply to shares of a Fund exchanged within 90 days of their date of purchase. This redemption fee may be waived for certain tax advantaged retirement plans. The Fund may terminate or modify the terms of the redemption fee waiver at any time. Please consult your investment advisor concerning the availability of the redemption waiver before purchasing shares.

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FOR  THE  JULIUS  BAER  INTERNATIONAL  EQUITY  FUND

The Adviser's contractual agreement to waive that portion of its fee equal to an annual rate of 0.15% of the Fund's average daily net assets will expire on November 15, 2000, and will not be renewed.



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